SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FMS Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

      (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

      (3) Filing Party:
--------------------------------------------------------------------------------

      (4) Date Filed:
--------------------------------------------------------------------------------

                           [FMS FINANCIAL LETTERHEAD]








                                                                March 27, 1998

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of the FMS Financial Corporation, I cordially invite you to attend the 1998 Annual Meeting of Stockholders (the "Meeting") to be held at the Riverton Country Club, Riverton, New Jersey at 10:00 a.m. Eastern Time on April 30, 1998. Coffee and other refreshments will start at about 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.

      Please send in your proxy card or notify your broker of your vote. YOUR VOTE IS IMPORTANT.

      We hope to make the meeting interesting and informative, and look forward to seeing you there.

                                          Sincerely,

                                          /s/ Craig W. Yates
                                          Craig W. Yates
                                          President

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 Sunset Road
                          Burlington, New Jersey 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 30, 1998
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FMS Financial Corporation (the "Corporation"), will be held at the Riverton Country Club, Riverton, New Jersey at 10:00 a.m. Eastern Time on April 30, 1998.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

            1.    The election of three directors of the Corporation;

            2. The ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Corporation for the 1998 fiscal year; and

            3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      The Board of Directors has fixed the close of business on March 2, 1998, as the record date for determination of stockholders entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum to approve any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.

      You are requested to complete, sign and date the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Thomas M. Topley
                                    THOMAS M. TOPLEY
                                    Secretary
Burlington, New Jersey
March 27, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FMS Financial Corporation (the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at the Riverton Country Club, Riverton, New Jersey on April 30, 1998, at 10:00 a.m., Eastern Time, and any adjournments thereof. This Proxy Statement and the accompanying Notice of Meeting, form of proxy and Annual Report are being first mailed to stockholders on or about March 27, 1998. The Annual Report does not constitute "soliciting material" and is not to be deemed "filed" with the Securities and Exchange Commission (the "Commission").

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, duly executed proxies will be voted for the nominees for director set forth below and in favor of the other proposal set forth in this Proxy Statement for consideration at the Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on March 2, 1998 are entitled to one vote for each share of Common Stock then held. As of March 2, 1998, the Corporation had 2,397,966 shares of Common Stock outstanding.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present, except as otherwise noted below. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      Persons and groups owning in excess of 5% of the Corporation's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports and information provided by the Corporation's Transfer Agent, the following table sets forth, as of March 2, 1998, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the Common Stock beneficially owned by all executive officers and directors of the Corporation as a group. Management knows of no person other than those set forth below who owns more than 5% of the Corporation's outstanding shares of Common Stock at March 2, 1998.

                                               Amount and           Percent of
                                                Nature of            Shares of
Name and Address                                Beneficial          Common Stock
of Beneficial Owner                             Ownership           Outstanding
-------------------                             ---------           -----------

Farmers and Mechanics Bank                      137,353(1)                 5.73%
Employee Stock Ownership Plan ("ESOP")
P. O. Box 397
Burlington, New Jersey  08016

Charles B. Yates                                309,619(2)(3)(4)(6)       12.91
82 Library Place
Princeton, New Jersey  08540

Craig W. Yates                                  433,346(2)(4)(5)(8)       18.07
227 Cliff Avenue
Edgewater Park, New Jersey  08010

Frances E. Yates                                171,000(2)                 7.13
11 Norumbega Drive
Camden, Maine  04843

All Executive Officers and Directors            851,534(7)                35.51
as a Group (11 persons)


------------------------
(1) The ESOP owns 137,353 shares of the Corporation's Common Stock for the exclusive benefit of participating employees. Such shares were purchased by the ESOP with borrowed funds. These shares are held in a suspense account for allocation among participants on the basis of compensation as the loan is repaid. A committee consisting of certain members of the Corporation's Board of Directors administers the ESOP (the "ESOP Committee"). The Board of Directors has appointed an independent trustee (the "ESOP Trustee"). The Board of Directors may instruct

(footnotes continued)
      the ESOP Trustee regarding investments of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions will not be voted. Unallocated shares will be voted by the ESOP Trustee as directed by the ESOP Committee.
(2) Charles B. Yates is the Chairman of the Board of the Corporation and is the brother of Craig W. Yates who is President of the Corporation. Frances
      E. Yates is the sister of Charles B. Yates and Craig W. Yates. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(3) Excludes 206,360 shares owned by four adult children. Charles B. Yates disclaims beneficial ownership of shares held by his adult children.
(4) Under applicable OTS Regulations, any person or group acting in concert is required to file a notice or application with the OTS prior to acquiring more than 10% of the stock of an insured institution or its holding company. Craig W. Yates and his brother, Charles B. Yates, collectively own in excess of 10% of the Corporation's outstanding Common Stock. Such parties filed a Rebuttal to the presumption that they are acting in concert, which was accepted by the OTS. Such individuals also filed a Change of Control Notice with the OTS pursuant to 12 CFR ss.574.3 disclosing an intention of the parties to acquire up to a maximum of 37.3% of the Corporation's Common Stock. The OTS approved such acquisitions to be made within one year of its letter dated August 25, 1992. The parties authorized to purchase such stock includes Craig W. Yates and his five children and Charles B. Yates and three of his four adult children mentioned in the previous footnote. The group does not include the holdings of Roy D. Yates, son of Charles B. Yates, and the holdings of Frances E. Yates, sister of Charles B. Yates and Craig W. Yates.
(5)   Includes 5,144 shares allocated to individual's account under the ESOP.
(6)   Includes 2,719 shares allocated to individual's account under the ESOP.
(7) Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder, or by spouses, or immediate family members, or as a custodian or trustee for minor children, over which shares the named individual or all executive officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated. This table includes 46,166 shares which executive officers and directors as a group have the right to purchase pursuant to the exercise of stock options. Does not include shares owned by the Corporation's ESOP except for shares allocated to the accounts of executive officers. See footnote 1 above.
(8) Excludes 70,000 shares owned by three adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      The Common Stock of the Corporation is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Corporation and beneficial owners of greater than 10% of the Corporation's Common Stock ("10% beneficial owners") are required to file reports of beneficial ownership and changes in beneficial ownership of the Common Stock with the Commission. Based on the Corporation's review of such ownership reports no officer, director or 10% beneficial owner of the Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Corporation's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of 8 members. The Board of Directors has nominated Dominic W. Flamini, Charles B. Yates and George
J. Barber, to serve as directors of the Corporation, each for a three-year term.

      Directors of the Corporation will be elected by a plurality of the votes cast. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The following table sets forth each nominee and director, his name, age, the year he first became a director of the Corporation or Farmers and Mechanics Bank (the "Bank"), the wholly owned subsidiary of the Corporation, the expiration of his term as a director, and the number and percentage of shares of the Corporation's Common Stock beneficially owned. Each director of the Corporation is also a member of the Board of Directors of the Bank.

                       Age at
                      December    Year First     Current     Shares of Common   Percent
                         31,      Elected or     Term to    Stock Beneficially     of
Name                    1997       Appointed     Expire        Owned(1)(2)       Class
----                   ------      ---------     ------        -----------       -----

                              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Dominic W. Flamini       59          1986         1998          9,722(4)            .41%
Charles B. Yates         58          1992         1998        309,619(5)(6)        12.91
George J. Barber         76          1992         1998         15,111(3)             .63

                                           DIRECTORS IN OFFICE

Craig W. Yates           55          1990         1999        433,346(5)(7)        18.07%
Edward J. Staats, Jr.    53          1996         1999         20,000                .83
Vincent R. Farias        51          1996         2000          1,100                .05
James C. Lignana         55          1986         2000         34,861(3)            1.45
Wayne H. Page            75          1954         2000         21,918(4)             .91

------------------------
(1)   As of March 2, 1998.
(2) Except as otherwise noted below, includes certain stock owned by businesses in which the director is an officer or major stockholder or by spouses, or immediate family members, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated. Does not include 9,957 shares owned and unallocated by the Corporation's ESOP, over which shares the

(footnotes  continued)

      ESOP Committee, consisting of certain directors, exercises partial voting and investment power. See "Voting Securities and Principal Holders Thereof".
(3) Includes 3,861 shares underlying options which are exercisable within 60 days of March 2, 1998.
(4) Includes 7,722 shares underlying options which are exercisable within 60 days of March 2, 1998.
(5) Charles B. Yates is the Chairman of the Board of the Corporation and is the brother of Craig W. Yates who is President of the Corporation. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(6) Excludes 206,360 shares owned by four adult children. Charles B. Yates disclaims beneficial ownership of shares held by his adult children. Includes 2,719 shares allocated to individual's account under the ESOP.
(7) Includes 5,144 shares allocated to individual's account under the ESOP. Excludes 70,000 shares owned by three adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.

      The principal occupation of each director and nominee of the Corporation for the last five years is set forth below.

      Dominic W. Flamini has been the President and owner of Durastar, Inc., a home remodeling company located in Cinnaminson, New Jersey since April 1, 1996. For the previous twelve years, Mr. Flamini was the President and owner of First U.S. Corporation, a real estate development and property management company located in Haddon Heights, New Jersey.

      Charles B. Yates has been Chairman of the Board of the Corporation and the Bank since April 1994. Mr. Yates has been a private investor for the previous seven years.

      George J. Barber serves as a director of the Corporation. Previously, he was Chairman of the Board of the Corporation, and was President of the Bank from 1973 until his retirement in 1986.

      Craig W. Yates serves as President and Chief Executive Officer of the Corporation. He became a director of the Bank in January 1990, a director of the Corporation in April 1990 and President of the Corporation and the Bank on December 31, 1990. For the previous five years, Mr. Yates was a private investor. In his capacity as President, Mr. Yates is responsible for the operations of the Corporation pursuant to the policies and procedures adopted by the Board of Directors.

      Edward J. Staats, Jr. is the President of Staats Construction Co., Incorporated, a construction company located in Edgewater Park, New Jersey.

      Vincent R. Farias is the President and owner of Farias, a surf and sport retail/rental establishment located in Edgewater Park, New Jersey with facilities in several New Jersey coastal towns. Mr. Farias is a member of the Burlington County Board of Freeholders.

      James C. Lignana is Vice President of the Allied Beverage Group LLC, a wholesale wine and spirits dealer located in Pennsauken, New Jersey. He has been a director of the Bank since 1986 and was elected to the Corporation's Board in June 1990.

      Wayne H. Page serves as Vice Chairman of the Board. Mr. Page is the former owner of Page Funeral Home, Burlington, New Jersey, which he sold upon his retirement in 1986.

Meetings and Committees of the Board of Directors

      The Corporation is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 1997, the Board of Directors held 12 meetings. No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

      The Corporation's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees, nor, subject to the procedural requirements set forth in the Corporation's Certificate of Incorporation and Bylaws, established any procedures for this purpose. The Board of Directors held one meeting in 1997 in its capacity as the nominating committee.

      The Corporation has standing Stock Option and ESOP Committees. Members of these committees consist of Directors Flamini, Staats, Farias, Page, Barber and Lignana. The function of such committees is to administer the granting of stock options and to direct the voting of all ESOP shares. The committees held one meeting during the year ended December 31, 1997.

      The Bank's Audit Committee consists of Directors Page, Flamini, Staats, Farias, Lignana, Barber and the Corporation's compliance and internal audit firm. This committee selects the independent auditors and meets with the Bank's independent auditors in connection with the Bank's annual audit. The Audit Committee held five meetings during the year ended December 31, 1997.

      The Bank's Compensation Committee, currently composed of Directors Staats, Farias, Lignana, Flamini, Barber and Page, meets at least annually to review and recommend salary increases and/or salary adjustments. This committee also reviews and recommends any additional compensation to be distributed to the Bank's staff. The Compensation Committee held one meeting during the year ended December 31, 1997.

Directors' Compensation

      For 1997, Directors received $12,000 for serving as Director of the Corporation and the Bank. The President, Chairman of the Board, and other officers do not receive director fees or fees for attendance at Board or committee meetings. In the aggregate, for the fiscal year ended December 31, 1997, the Corporation paid a total of $72,000 in directors' fees.

Executive Compensation

      The following table sets forth for the fiscal years ended December 31, 1997, 1996 and 1995, certain information as to the total remuneration received by Craig W. Yates, the President and the Chief Executive Officer of the Corporation and Charles B. Yates, Chairman of the Board. No other executive officer of the Corporation who served in such capacity during such period received total cash compensation in excess of $100,000.

                                         Annual Compensation
                                     ---------------------------


Name and Principal                                        Other Annual      All Other
Position            Year     Salary        Bonus          Compensation     Compensation
--------            ----     ------        -----          ------------     ------------
Craig W. Yates      1997     $203,846(1)   $10,000        $   --               $2,770(2)
President and CEO   1996      199,039        7,961            --                2,824
                    1995      150,000       12,000            --                3,080

Charles B. Yates    1997     $203,846(1)   $10,000        $   --               $2,770(3)
Chairman of the     1996      199,039        7,961            --                2,824
  Board             1995      149,423       12,000            --                3,080


-----------------
(1)   Reflects compensation paid for 53 weeks in 1997.
(2) Includes 716 shares of Common Stock with a purchase price of $3.875 per share allocated to Mr. Yates' account under the ESOP for 1997.
(3) Includes 716 shares of Common Stock with a purchase price of $3.875 per share allocated to Mr. Yates' account under the ESOP for 1997.

Compensation Committee, Interlocks and Insider Participation

      The Corporation's Compensation Committee serves as the Compensation Committee for executive officers of the Corporation and the Bank. No member of the Committee is, or was during 1997, an executive officer of another company whose board of directors has a comparable committee on which one of the Corporation's executive officers serves. None of the executive officers of the Corporation is, or was during 1997, a member of a comparable compensation committee of a company of which any of the directors of the Corporation is an executive officer.

Report of the Compensation Committee on Executive Compensation

      The Corporation's executive officers consist of Craig W. Yates (President and Chief Executive Officer), Charles B. Yates (Chairman of the Board), Channing
L. Smith (Vice President and Chief Financial Officer), James E. Igo (Senior Vice President and Senior Lending Officer) and Thomas M. Topley (Senior Vice President of Operations and Corporate Secretary). The Compensation Committee of the Corporation determines the compensation of the executive officers. This committee meets at the end of each year to determine the level of any salary increase to take effect as of the beginning of the following year. The committee also approves any perquisites payable to these executive officers. All of the directors, except Craig W. Yates and Charles B. Yates, serve on the Compensation Committee.

      The committee determines the level of salary increase, if any, to take effect on January 1, of the following year after reviewing various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Corporation's market area. Although the committee did not set compensation levels for executive officers based on whether particular financial goals had been achieved by the Corporation, the committee did consider the overall profitability of the Corporation when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Corporation over the past year are also evaluated.

      During the year ended December 31, 1997, Craig W. Yates, President and CEO received an increase in salary from $199,039 to $203,846. The committee believes that the registrant's performance in any short term period may vary greatly depending on general economic trends and market forces beyond the reasonable ability of any person or institution to predict or foresee. The committee does not, therefore, attempt to follow any strict relationship between the immediate performance of the bank and the CEO's and other officers' compensation.

      Compensation Committee:

            James C. Lignana
            Dominic W. Flamini
            George J. Barber
            Wayne H. Page
            Edward Staats
            Vincent R. Farias

Stock Performance Graph

      The following graph compares the cumulative total shareholder return of the Common Stock of the Corporation with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on December 31, 1992 and the reinvestment of dividends when paid. The graph provides comparisons at the end of the fiscal years of the Corporation.

      There can be no assurance that the Corporation's stock performance will continue into the future with the same or similar trends depicted in the graph below. The Corporation will not make nor endorse any predictions as to future stock performance.

[GRAPHIC OMITTED]


========================================================================================
                       12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
----------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index     $100       $115       $112       $159       $195       $240
----------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index      100        114        114        169        223        377
----------------------------------------------------------------------------------------
FMS Financial               100        169        165        253        275        541
========================================================================================

      The information set forth above under the subheadings "Report of the Compensation Committee on Executive Compensation" and "Stock Performance Graph"
(i) shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Corporation under such Act or the Securities Act of 1933, as amended ("Securities Act"), shall not be deemed to be incorporated by reference in any such filing.

Other Benefits

      Health and Life Insurance. The Corporation's employees are provided with health care, life insurance and long-term disability policies under group plans available generally and on the same basis to all full-time employees. Hospitalization, medical and major medical plans are subject to employee contribution provisions for coverage. The Corporation provides coverage for all full time employees. Directors receive health insurance if they are not otherwise covered under another plan.

      Retirement Plans. The Corporation, through the Bank, sponsors a non-contributory pension plan (the "Pension Plan") for all full-time employees who have completed one year of service and have attained the age of 21. The Pension Plan is a defined benefit plan which provides for monthly payments to, or on behalf of, each covered employee, based upon the employee's average monthly earnings for the participant's three highest consecutive years ("average compensation"). Benefits are payable at the employee's Normal Retirement Date. Benefits are reduced for participants who have less than 35 years of service at their Normal Retirement Date. The amount of a participant's monthly normal retirement benefit is equal to 65% of the participant's average monthly compensation plus 22.5% of such monthly earnings in excess of his level of social security covered compensation. Under the Pension Plan, the Bank makes annual contributions to fund the benefits computed on an actuarial basis. The total pension contribution for the year ended December 31, 1997 was approximately $169,000. Participants benefits become 100% vested upon completion of five years of service with the Corporation. As of December 31, 1997, Craig W. Yates and Charles B. Yates, had 7 years and 3 years, respectively, of service credited under the Pension Plan.

      The following table illustrates the annual pension benefits (assuming normal retirement during 1997) at age 65 under the Pension Plan at various levels of compensation and years of service. Such amounts are in addition to benefits payable under Social Security. For 1997, the maximum benefit payable was $125,000.

                  Benefits Based on 35 Year Service Requirement
                        and Normal Retirement During 1997
                  ---------------------------------------------


Final Average                       Years of Service at Normal Retirement Date
Compensation      --------------------------------------------------------------------------
------------            5         10         15          20        25         30         35
                       ---       ----       ----        ----      ----       ----       ---

$50,000            $ 5,286    $10,571    $15,857     $21,143   $26,429   $ 31,714   $ 37,000
 75,000              8,411     16,821     25,232      33,643    42,054     50,464     58,875
100,000             11,536     23,071     34,607      46,143    57,679     69,214     80,750
125,000             14,661     29,321     43,982      58,643    73,304     87,964    102,625
150,000             17,786     35,571     53,357      71,143    88,929    106,714    124,500
175,000             19,036     38,071     57,107      76,143    95,179    114,214    125,000
200,000             19,036     38,071     57,107      76,143    95,179    114,214    125,000


      Stock Option and Incentive Plan. In connection with the Corporation's initial stock offering in 1988, the Corporation's Board of Directors adopted the FMS Financial Corporation 1988 Stock Option and Incentive Plan (the "Option Plan") which was ratified by stockholders at the Corporation's 1989 Annual Meeting of Stockholders. Pursuant to the Option Plan, 111,642 shares of common stock at December 31, 1997 have been reserved for future issuance by the Corporation upon exercise of stock options to be granted to officers, directors and key employees of the Corporation and its subsidiaries from time to time under the Option Plan.

      The Option Plan is being administered by a committee designated by the Board of Directors (the "Committee") consisting of Directors Flamini, Staats, Farias, Page, Lignana, Barber, Craig Yates, and Charles Yates. The Committee will select the persons to whom options are to be granted and the number of options to be granted. The Option Plan also contains provisions authorizing the Committee to provide for the exercise of stock options in the form of stock appreciation rights ("SARs"). These SARs, which are exercisable only upon specific authorization by the Committee, permit an optionee to surrender his option for cancellation and receive cash or Common Stock equal to the difference between the exercise price and the then fair market value of the shares of common stock subject to the option.

      At December 31, 1997, there were options to purchase an aggregate of 78,665 shares of the Corporation Common Stock outstanding at an exercise price equal to the fair market value of the Common Stock on the date of grant of such options. Of such options, executive officers as a group (3 persons) held options to purchase 24,000 shares at an average price of $7.92 per share. Craig W. Yates, President and Charles B. Yates, Chairman, held no stock options as of December 31, 1997. No SARs are presently outstanding.

      Employee Stock Ownership Plan. The Corporation maintains an Employee Stock Ownership Plan for the exclusive benefit of participating employees. Participating employees must have completed 1,000 hours of service with the Bank. The ESOP is to be funded by contributions made by the Corporation in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. In December 1988, the ESOP borrowed approximately $660,000 from an unrelated third party lender to purchase 85,137 shares of the Common Stock. As a result of the two-for-one stock split declared on November 28, 1995 and paid on January 12, 1996, the ESOP held 137,353 shares of Common Stock at December 31, 1997. This loan is secured by the Common Stock purchased with the proceeds, and will be repaid by the ESOP with funds from the Corporation's contributions and earnings on ESOP assets. Common Stock purchased with such loan proceeds will be held in a suspense account for allocation among participants on the basis of compensation as the loan is repaid. During the year ended December 31, 1997, the Corporation contributed $72,981 to fund the ESOP debt.

      The Board of Directors has appointed a committee consisting of Directors Flamini, Staats, Farias, Page, Lignana and Barber (the "ESOP Committee"). The Board has appointed an independent trustee for the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions will not be voted. Unallocated shares will be voted by the ESOP Trustee as directed by the ESOP Committee.

Transactions with Management

      Regulation O provides that all loans to executive officers and directors be made on substantially the same terms and conditions as are available to the general public. On November 11, 1996, Regulation O was amended to allow executive officers to participate in any employee loan rate discount benefit program available to all full-time employees. Since the Bank offers such an employee benefit program, the policy governing loans to executive officers was amended to allow the executive officers to participate in this loan program and thereby receive rate discounts. These changes went into effect on January 1, 1997. The rate discounts are available to employees as long as they are employed at the Bank. If employment is terminated, the rate discount ceases from the date of termination.

      Set forth below is certain information relating to loans made to executive officers and directors of the Corporation and its subsidiaries whose total aggregate loan balances exceeded $60,000 at any time during the year ended December 31, 1997.

                                                             Highest                            Prevailing
                                                             Unpaid                               Market
                                                Original     Balance                Interest   Interest Rate
                                       Date       Loan        Since     Balance at    Rate       at Date
Name and Position     Loan Type     Originated   Amount     12/31/96     12/31/97     Paid      Originated
-----------------     ---------     ----------   ------     --------     --------     ----      ----------

Dominic W. Flamini First mortgage on
 Director          primary residence  01/06/88   $400,000     $354,984    $347,803     7.500%       10.500%

James C. Lignana   First mortgage on
 Director          primary residence  04/30/87    130,000       62,751      53,595     7.250%        8.500%

George J. Barber   First mortgage on
 Director          primary residence  12/07/88    257,000      233,231     228,639     7.000%        8.250%

James E. Igo       (a) First mortgage
Senior Vice        on primary         11/14/91    120,000      113,963     111,741     6.625%        7.625%
President          residence
                   (b) Installment     8/11/97     18,000       18,000      16,996     6.750%        7.750%
                   Loan


--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      The Board of Directors has approved to continue Coopers & Lybrand L.L.P., independent public accountants to serve as the auditors of the Corporation and the Bank for the 1998 fiscal year, subject to ratification by the Corporation's stockholders. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

      The appointment of the auditors must be approved by a majority of the votes cast by the stockholders of the Corporation at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE (EXCLUDING EXHIBITS) TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FMS FINANCIAL CORPORATION, 3 SUNSET ROAD, BURLINGTON, NEW JERSEY 08016.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 3 Sunset Road, Burlington, New Jersey 08016, no later than November 27, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Thomas M. Topley
                                    THOMAS M. TOPLEY
                                    Secretary



Burlington, New Jersey
March 27, 1998

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 Sunset Road
                          Burlington, New Jersey 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 30, 1998
--------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of the Corporation, or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of FMS Financial Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Riverton Country Club, Riverton, New Jersey, on April 30, 1998, at 10:00 a.m. Eastern Time, and at any and all adjournments thereof, as follows:

                                                      VOTE          VOTE
                                                      FOR         WITHHELD
                                                      ---         --------

1.    The election as director of all nominees
      listed below for three-year terms
      (except as marked to the contrary).             |_|            |_|

      Dominic W. Flamini
      Charles B. Yates
      George J. Barber

      INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

                     --------------------------------------

                                                   FOR       AGAINST   ABSTAIN
                                                   ---       -------   -------
2.       The ratification of the appointment of
      Coopers & Lybrand L.L.P. as auditors for
      the Corporation for the 1998 fiscal year.    |_|         |_|       |_|


3. In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF EXECUTED, WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement dated March 27, 1998, and a 1997 Annual Report.

      Please sign exactly as your name appears on the envelope in which this Proxy Card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please check box if you are planning to attend Meeting  |_|

NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.


                                          --------------------------------------
                                          PRINT NAME OF STOCKHOLDER


                                          --------------------------------------
                                          SIGNATURE OF STOCKHOLDER


                                          --------------------------------------
                                          PRINT NAME OF STOCKHOLDER


                                          --------------------------------------
                                          SIGNATURE OF STOCKHOLDER



                                          Date:
                                                --------------------------------


--------------------------------------------------------------------------------
           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------